UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

October 20, 2009
Date of Report (Date of earliest event reported)

ANTIGENICS INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29089	06-1562417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3 Forbes Road Lexington, MA	02421
(Address of principal executive offices)	(Zip Code)

781-674-4400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure

On October 21, 2009, Antigenics Inc. announced that the Committee for Medicinal Products for Human Use (CHMP), of the European Medicines Agency, verbally informed the company at an oral meeting to anticipate a negative opinion on the marketing authorization application for Oncophage (vitespen) in early-stage, localized renal cell carcinoma (kidney cancer).  Antigenics will evaluate its options, including an appeal of this decision, after the CHMP has formally adopted an opinion at the November 2009 plenary meeting.

The full text of the press release issued in connection with the announcement is being furnished as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished herewith:

   99.1     Press Release dated October 21, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTIGENICS INC.

Date:	October 21, 2009	By:	/s/ Shalini Sharp

Shalini Sharp
CFO

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated October 21, 2009